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                                                               Exhibit 10.05(o)


September 23, 1997

Steve Kinney
Director, PeopleSoft Alliance
The Hunter Group
44 Montomery Street
Suite 3360
San Francisco, CA 94104




RE: IMPLEMENTATION PARTNERS AGREEMENT DATED OCTOBER 1, 1993.

Dear Steve

On September 4, 1997 the Implementation Partners Agreement dated October 1, 1993 ("Agreement") between our respective companies expired.

Please sign this letter where noted if your firm wishes to extend the term of the Agreement for an additional two months. The terms and conditions of the Agreement shall apply to this two month extension.

Your firm's copy of this letter will be returned to you once we have completed our countersignature process.

The extension of the Agreement shall be effective on September 4, 1997 and expire two months thereafter on November 4, 1997. This extension shall not be effective until authorized signatures of both companies sign below.

If PeopleSoft does not receive an executed copy of this Agreement from your firm within thirty (30) days of the initial expiration date of this letter, your firm's name will be removed from PeopleSoft's list of the Implementation Partners and the Agreement is terminated. In the event of such termination, all PeopleSoft software and documentation in your firm's possession must be returned to my attention at the PeopleSoft Headquarters in Pleasanton, California.

Sincerely,                        Accepted and agreed to by:
                                  /s/ Thomas W. Whartenby
                                  -----------------------------
                                  Authorized Signature

/s/ Kathleen Marks                Thomas W. Whartenby, SVP
                                  -----------------------------
Kathleen Marks                    Printed Name and Title
Service Alliance Manager          September 23, 1997
Professional Services Group       -----------------------------
                                  Date

                                  Accepted and agreed to by PeopleSoft, Inc.
                                  /s/ Jeff McClure
                                  -----------------------------------
                                  Authorized Signature
                                  Jeff McClure, Dir. Service Manager
                                  -----------------------------------
                                  Printed Name and Title
                                         9/4/97
                                  ------------------------------------
                                  Date